                                                                    EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING CHEMICALS, INC.                 PETITION DATE: 07/16/01

                                                    CASE NUMBER: 01-37806-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: JANUARY   YEAR: 2002


                 MONTH                 7/16/01-8/31/01    9/30/01         10/31/01        11/30/01       12/31/01        1/31/02
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                        $  36,458,061   $  23,943,367   $  21,691,268   $  21,898,981   $ 18,571,799   $ 20,053,870

INCOME BEFORE INT. DEPREC./TAX (MOR-6)  $  (5,663,895)  $  (6,254,090)  $  (1,550,037)  $  (4,402,886)  $ (1,583,651)  $ (2,798,067)

NET INCOME (LOSS) (MOR-6)               $ (12,537,900)  $ (10,767,435)  $  (5,850,757)  $  (8,543,837)  $ (5,648,707)  $ (7,180,158)

PAYMENTS TO INSIDERS (MOR-9)            $     173,179   $     188,763   $     156,110   $     106,743   $    204,995   $    142,597

PAYMENTS TO PROFESSIONALS (MOR-9)       $          --   $      11,243   $   1,408,481   $     802,884   $    683,788   $  1,238,773

TOTAL DISBURSEMENTS (MOR-7)             $  98,519,611   $  60,972,958   $  72,465,946   $  64,901,653   $ 62,720,965   $ 65,092,860


***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                                 EXP.
      See attachment 2                                  DATE
-----------------------------

CASUALTY                           YES (x) NO (  )  08  - 01 - 02
LIABILITY                          YES (x) NO (  )  07  - 01 - 02
VEHICLE                            YES (x) NO (  )  07  - 01 - 02
WORKER'S                           YES (x) NO (  )  07  - 01 - 02
OTHER                              YES (x) NO (  )  various


ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103

Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid?  NO       If so, describe


--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?  YES

Were any assets disposed of outside the normal course of business? NO

If so, describe ----------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A Plan of Reorganization is currently being developed.
--------------------------------------------------------------------------------



                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED /s/ PAUL VANDERHOVEN
                         ---------------------------------------------------
                                         (ORIGINAL SIGNATURE)



                  TITLE  VP Finance, CFO
                         ---------------------------------------------------





MOR-1

CASE NAME:  STERLING CHEMICALS, INC.        CASE NUMBER:  01-37806-H4-11

                                                                                                                        PAID
  COVERAGE          POLICY PERIOD         POLICY NO.             LIMITS                    CARRIER                     THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2




MOR-1 ATTACHMENT 2

                                                                    Page 2 of 13
                                                                         2/19/02


                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/02   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/02   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/02   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/02   Included
                                aggregate.                         (Reinsured
                                                                   through  AIG.)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/02   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $100,000,000 ea. loss and          Lloyd's               1 year      7/1/02   Flat charge - based
                                aggregate.                         Lore                                       on exposures and

  7   Excess Liability          $50,000,000                        Zurich                1 year      7/1/02   Flat charge

  8   Excess Liability          $50,000,000                        AIG                   1 year      7/1/02   Flat Charge

  9   Excess Liability          $50,000,000                        Starr Excess          1 year      7/1/02   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/02   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        Co. thru Marsh                             throughput and no.
      Charterer's Legal         $100,000 pollution                 London                                     chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/02   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/02   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  1   Workers Compensation      $195,653 - Audit at (AFCO)
                                expiration.  Plus all losses within
                                deductible.

  2   Automobile Liability      $92,955 (AFCO)


  3   Excess Liability          $451,090 Annual - Half on 7/1/01;
      Excess to $1 Million SIR  1/2 on 1/1/02.


  4   Excess Liability          Included



  5   Excess Liability          $295,000



  6   Excess Liability          $241,886



  7   Excess Liability          $109,210

  8   Excess Liability          $80,938

  9   Excess Liability          $62,500

 10   Marine Terminal           $27,000 (AFCO) Min. premium & deposit.
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability   $57,375



 12   Excess Marine Liability   $21,250


                                                                    Page 3 of 13
                                                                         2/19/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
 13   Property Damage,          $ Total insured values combined    Munich Re: et. al.    1 year      8/1/02   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -                                                  Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                Ded.: Petrochem  $1,000,000 PD,                                               other factors.
                                10 day - BI. Pulp & Fibers - $1
                                mil. PD/BI.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year     8/21/02   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/02   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02    Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Zurich-American       1 year      7/1/02    Hull & Machinery
      Protection & Indemnity    (M-25 = $1,500,000)                Insurance Co.                               values
                                Ded. $5,000 per loss.
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/02    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000                        National Union        1 year     8/21/02    Various
                                Ded. $250,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                ECS                   1 year     1/15/02    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate               (Indian Harbor)
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
 13   Property Damage,          Annual  -  Financed through AFCO.
      Business Interruption     $4.0M (est.)
      and Boiler & Machinery





 14   Directors & Officers      $316,000 (15 mos.)
      Liability


 15   Excess Directors &        $223,700 (15 mos.)
      Officers Liability

 16   Directors & Officers      $115,000 (15 mos.)
      Liability

 17   Employee Dishonesty &     $14,450
      Depositor's Forgery

 18   Hull & Machinery and      $29,378 (AFCO)
      Protection & Indemnity



 19   Pollution Insurance       $4,258 (AFCO)



 20   Marine and Railroad Cargo $40,000 Annual Approx.



 21   Duty Drawback Bond        $2,875


 22   Fiduciary                 $22,000 - Financed through Imperial.


 23   Environmental Impairment  $106,200 - Financed through AFCO.
      Liability (Petrochem &
      Fibers)

 24   Closure/Post Closure      $40,610
      Bonds - Petrochem



      ANNUAL TOTAL:                       $3,459,260 *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED JANUARY 31, 2002
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $     170                $   1,984              $       -                 $     124
        Trade accounts receivable, net              -                   44,350                     67                     2,714
        Other Receivables                           -                    1,567                      -                     3,659
        Due from affiliates                     1,090                   21,376                 12,801                         -
        Inventories                                 -                   33,468                      -                     8,636
        Prepaid expenses                           33                    4,338                      -                       108
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,293                  107,083                 12,868                    15,241

Property, plant and equipment, net                  -                  123,619                  3,074                     6,120
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                  6,165                         -
Investments in Subs                            35,060                   94,735                      -                         -
Other assets                                      865                   35,805                      -                     1,331
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  37,218                $ 362,742              $  22,107                 $  22,692
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                   -                  142,108                  1,702                     5,638
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   29,528                      -                     7,415
        Unsecured debt                        186,538                  280,615                  1,110                    70,749
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                      254                      -                        35
Less: Unearned compensation                         -                     (458)                     -                       458
Redeemable preferred stock                     27,297                  (15,794)                     -                    15,794
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (235,013)                     -                     7,874
        Retained earnings-Filing Date         191,923                 (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date       (985)                 (49,001)                 3,961                    (4,563)
        Pension adjustment                          -                   (3,398)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                       (2)                     -                         -
                                            ------------------------------------------------------------------------------------
                                             (176,617)                (499,842)                19,295                  (134,618)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,617)                (502,379)                19,295                  (134,618)

TOTAL LIABILITIES AND EQUITY                $  37,218                $ 362,742              $  22,107                 $  22,692
                                            ====================================================================================

                                         ------------------------------------------------------------------------------------------
                                          STERLING CHEMICALS    STERLING CANADA,        STERLING PULP             STERLING PULP
                                             INT'L, INC.              INC.            CHEMICALS US, INC.         CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11        01-37811-H4-11           01-37812-H4-11
                                         ------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                 $       -             $       -                 $      50
        Trade accounts receivable, net             -                     2,274                   914                     4,531
        Other Receivables                          -                     4,371                     -                         -
        Due from affiliates                    2,967                    51,814                   666                     6,590
        Inventories                                -                         -                   278                     1,615
        Prepaid expenses                        (283)                        -                     -                         -
        Deferred income tax benefit                -                         -                     -                         -
                                           -----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           2,684                    58,459                 1,858                    12,786

Property, plant and equipment, net                 -                         -                     -                    42,977
Deferred income taxes                              -                         -                     -                         -
Investments-Third Party                            -                         -                     -                         -
Investments in Subs                                -                   296,023                 1,804                         -
Other assets                                   2,662                     5,284                     -                         -
                                            ----------------------------------------------------------------------------------

TOTAL ASSETS                                $  5,346                 $ 359,766             $   3,662                 $  55,763
                                            ==================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 48                    20,014                   648                     1,953
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                    67,152                     -                         -
        Secured Debt Accrued Interest *          474                     8,702                     -                         -
        Unsecured debt                           840                   265,052                   170                    62,478
        Other / Intercompany                       -                     5,351                     -
        Deferred income taxes                      -                         -                     -                         -

Common stock held by new ESOP                      -                         -                     -                         -
Less: Unearned compensation                        -                         -                     -                         -
Redeemable preferred stock                         -                         -                     -                         -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                        48                     -                         -
        Additional paid-in capital                 -                    83,348                 4,232                     1,803
        Retained earnings-Filing Date            779                   (90,594)                 (877)                  (10,909)
        Retained earnings-Post Filing Date      (447)                      693                  (511)                      438
        Pension adjustment                         -                         -                     -                         -
        Accumulated translation adj.               -                         -                     -                         -
        Deferred compensation                      -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
                                                 332                    (6,505)                2,844                    (8,668)
        Treasury stock at cost                     -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                       332                    (6,505)                2,844                    (8,668)

TOTAL LIABILITIES AND EQUITY                $  5,346                 $ 359,766             $   3,662                 $  55,763
                                            ==================================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $   2,328
        Trade accounts receivable, net              -                 54,850
        Other Receivables                           -                  9,597
        Due from affiliates                   (99,100)                (1,796)
        Inventories                                 -                 43,997
        Prepaid expenses                            -                  4,196
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                          (99,100)               113,172

Property, plant and equipment, net                  -                175,790
Deferred income taxes                               -                      -
Investments-Third Party                             -                  7,665
Investments in Subs                          (382,169)                45,453
Other assets                                       (1)                45,946
                                            --------------------------------

TOTAL ASSETS                                $(481,270)             $ 388,026
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (38,587)               133,524
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *        (7,889)                38,230
        Unsecured debt                       (132,154)               735,398
        Other / Intercompany                 (201,020)                 5,351
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                    289
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,297
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (40,746)              (546,057)
        Retained earnings-Filing Date               -               (244,777)
        Retained earnings-Post Filing Date          -                (50,415)
        Pension adjustment                          -                 (3,398)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                     (2)
                                            --------------------------------
                                              (40,747)              (844,526)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (40,747)              (847,063)

TOTAL LIABILITIES AND EQUITY                $(481,270)             $ 388,026
                                            ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING CHEMICALS, INC.                 CASE NUMBER: 01-037806-H4-11

                     SCHEDULE OF POST-PETITION LIABILITIES

                                      ----------------------------------------------------------------------------------------
                                        8/31/2001(1)     9/30/01     10/31/01   11/30/01     12/31/01      1/31/02     MONTH
                                      ----------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                   $    28,667   $   34,262  $   29,556  $   7,603    $  25,602     $  43,566   $   --
ROYALTY AND REVENUE PAYABLE                       --           --          --         --           --            --       --
NOTES PAYABLE - INSURANCE                         --           --          --         --           --            --       --
TAX PAYABLE:                                      --                       --         --           --            --       --
    Federal Payroll Taxes                         --           --          --        260           --            --       --
    State Payroll & Sales                         48           33          45         39          178           231       --
    Ad Valorem Taxes                              --           --          --         --           --            --       --
    Other Taxes                                  925        1,550       2,175      2,800    $   3,383     $   3,901       --
TOTAL TAXES PAYABLE                      $       973   $    1,583  $    2,220  $   3,099        3,561         4,132   $   --
SECURED DEBT POST-PETITION                    41,472       42,229      44,780     49,084       51,301        51,346       --
ACCRUED INTEREST PAYABLE                         234          263         299        469          436           370       --
*ACCRUED PROFESSIONAL FEES:                    2,000        4,000       4,802      4,798        4,714         5,236       --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs        22,593       21,744      21,729     22,520       31,422        37,458       --
  2.  Lease Operating Expenses/Capital            --           --          --         --           --            --
TOTAL POST-PETITION LIABILITIES (MOR-3)  $    95,939   $  104,081  $  103,386  $  87,573    $ 117,036     $ 142,108   $   --
==============================================================================================================================


*Payment Requires Court Approval

(1) Represents the period 07/17/01 thru 08/31/01

MOR-4

CONSOLIDATED DEBTORS(1)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH      1/31/02
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $ 75,457   $  70,976     $      --   $       228   $    4,253   $          --

      31-60

      61-90

      91 +
                 --------   ---------     ---------   -----------   -----------   -------------
      TOTAL      $ 75,457   $  70,976     $      --   $       228   $    4,253   $          --
                 ========   =========     =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 42,738    $ 42,738     $     --   $     --   $     --   $     --

        31-60         1,086       1,086           --         --         --         --

        61-90           (82)        (82)          --         --         --         --

        91 +         22,940      22,940           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $ 66,682    $ 66,682     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING JANUARY 31, 2002


STATEMENT OF INCOME (LOSS)



                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       20,053,870    $          302,130    $        1,578,891
TOTAL COST OF REVENUES                                         --            19,648,584               302,130             1,802,124
GROSS PROFIT                                   $               --    $          405,286    $               --    $         (223,233)
====================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $           51,350    $          888,529    $               --    $          115,959
  Insiders Compensation                                        --               142,597                    --                    --
  Professional Fees                                            --             1,707,557                    --                    --
  Other (Earnings in Joint Venture)                            --               464,670              (464,670)                   --

TOTAL OPERATING EXPENSE                        $           51,350    $        3,203,353    $         (464,670)   $          115,959
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $          (51,350)   $       (2,798,067)   $          464,670    $         (339,192)
INTEREST EXPENSE (includes amort of debt fees)               (184)            2,500,805                    --               614,434
DEPRECIATION                                                   --             1,881,286                    --                47,618
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $             (184)   $        4,382,091    $               --    $          662,052
====================================================================================================================================
NET INCOME BEFORE TAXES                        $          (51,166)   $       (7,180,158)   $          464,670    $       (1,001,244)
INCOME TAXES                                                   --                    --                24,982                    --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $          (51,166)   $       (7,180,158)   $          439,688    $       (1,001,244)
====================================================================================================================================


                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.
              MONTH                               01-37809-H4-11        01-37810-H4-11       01-37811-H4-11
                                                ------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $           83,333    $        1,059,266  $           328,152
TOTAL COST OF REVENUES                                          --               193,620              499,502
GROSS PROFIT                                    $           83,333    $          865,646   $         (171,350)
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $            5,970    $          281,125   $          (90,173)
  Insiders Compensation                                         --                    --                   --
  Professional Fees                                             --                    --                   --
  Other (Earnings in Joint Venture)                             --                    --                   --

TOTAL OPERATING EXPENSE                         $            5,970    $          281,125   $          (90,173)
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $           77,363    $          584,521   $          (81,177)
INTEREST EXPENSE (includes amort of debt fees)              37,665               160,570                   --
DEPRECIATION                                                23,000               485,795                   --
OTHER (INCOME) EXPENSES*                                        --                    --                   --
OTHER ITEMS**                                                   --                    --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $           60,665    $          646,365   $               --
==============================================================================================================
NET INCOME BEFORE TAXES                         $           16,698    $          (61,844)  $          (81,177)
INCOME TAXES                                                    --                    --                   --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                       $           16,698    $          (61,844)  $          (81,177)
==============================================================================================================

                                                      STERLING PULP
                                                      CHEMICALS, INC.                               DEBTORS
              MONTH                                   01-37812-H4-11        ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------

REVENUES  (MOR-1)                                   $        3,335,583   $         (83,333)    $      26,657,892
TOTAL COST OF REVENUES                                       2,068,154             (83,333)           24,430,781
GROSS PROFIT                                        $        1,267,429   $              --     $       2,227,111
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $          627,517   $        (558,861)            1,321,416
  Insiders Compensation                                             --                  --               142,597
  Professional Fees                                                 --                  --             1,707,557
  Other (Earnings in Joint Venture)                                 --                  --                    --

TOTAL OPERATING EXPENSE                             $          627,517   $        (558,861)    $       3,171,570
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          639,912   $         558,861              (944,459)
INTEREST EXPENSE (includes amort of debt fees)                      --             558,861             3,872,151
DEPRECIATION                                                   407,434                  --             2,845,133
OTHER (INCOME) EXPENSES*                                            --                  --                    --
OTHER ITEMS**                                                       --                  --                    --
TOTAL INT. DEPR & OTHER ITEMS                       $          407,434   $         558,861     $       6,717,284
=================================================================================================================
NET INCOME BEFORE TAXES                             $          232,478   $              --     $      (7,661,743)
INCOME TAXES                                                        --                  --                24,982
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $          232,478   $              --     $      (7,686,725)
=================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME:  STERLING CHEMICALS, INC.               CASE NUMBER:  01-37806-H-11



  CASH RECEIPTS AND                                                                                                     FILING TO
  DISBURSEMENTS                         8/31/2001(1)    Sep-01       Oct-01       Nov-01       Dec-01       Jan-02        DATE
  -------------                         ------------  ----------   -----------  ----------   ----------   ----------   -----------
1. CASH-BEGINNING OF MONTH                9,346,548    1,430,565     1,217,400     159,499     (421,404)    (256,194)   11,476,412
                                         ==========   ==========   ===========  ==========   ==========   ==========   ===========

RECEIPTS:

2. CASH SALES                                    --           --            --          --           --           --            --

3. COLLECTION OF ACCOUNTS RECEIVABLE     40,926,868   20,950,661    23,372,230  20,886,265   22,270,996   24,602,303   153,009,323

4. LOANS & ADVANCES - CIT REVOLVER       32,400,000   30,000,000    35,600,000  31,300,000   29,200,000   31,600,000   190,100,000

5. SALE OF ASSETS                                --           --            --          --           --           --            --

6. OTHER (attach list)                   17,276,763    9,809,132    12,435,815  12,134,485   11,415,178    9,644,850    72,716,222
                                         ----------   ----------    ----------  ----------   ----------   ----------   -----------
TOTAL RECEIPTS                           90,603,630   60,759,793    71,408,045  64,320,750   62,886,174   65,847,152   415,825,545
                                         ----------   ----------    ----------  ----------   ----------   ----------   -----------

(Withdrawal)Contribution by Individual
   Debtor MFR-2*                                N/A          N/A           N/A         N/A          N/A          N/A           N/A
                                         ==========   ==========   ===========  ==========   ==========   ==========   ===========
DISBURSEMENTS:

7. NET PAYROLL                            2,731,080    1,885,987     1,820,918   2,759,985    1,932,984    1,297,213    12,428,166

8. PAYROLL TAXES PAID                     1,296,961      929,631       898,310     443,402      870,019      974,973     5,413,295

9. SALES, USE & OTHER TAXES PAID             32,514       59,392        54,688      55,177       50,776       57,123       309,671

10.SECURED/RENTAL/LEASES                    150,961      223,715       267,731     179,910      184,920      161,222     1,168,459

11.UTILITIES                              2,879,979    2,190,006     5,169,539   3,737,135    4,230,558    2,765,343    20,972,561

12.INSURANCE                              1,469,518      830,148       452,349     425,842      456,145      728,204     4,362,206

13.INVENTORY PURCHASES                   11,912,436   10,899,473    12,316,618  12,485,921    8,921,056   11,876,414    68,411,918

14.VEHICLE EXPENSES                              --           --            --          --           --           --            --

15.TRAVEL & ENTERTAINMENT                    39,341       31,508        48,462      53,052       64,095       60,079       296,538

16.REPAIRS, MAINTENANCE & SUPPLIES        1,279,095    1,162,418     1,519,414   1,100,361    1,085,130    1,487,951     7,634,369

17.ADMINISTRATIVE & SELLING               2,731,486    1,698,951     3,178,324   3,136,392    3,142,158    2,804,552    16,691,862

18.OTHER (attach list)                   73,996,239   41,050,486    45,331,111  39,721,594   41,099,335   41,641,012   282,839,777

TOTAL DISBURSEMENTS FROM OPERATIONS      98,519,611   60,961,714    71,057,466  64,098,769   62,037,177   63,854,086   420,528,823

19.PROFESSIONAL FEES                             --       11,243     1,368,231     802,884      683,788    1,185,274     4,051,420

20.U.S. TRUSTEE FEES                             --           --        40,250          --           --       53,500        93,750

21.OTHER REORGANIZATION EXPENSES
     (attach list)                               --           --            --          --           --           --            --

                                         ----------   ----------    ----------  ----------   ----------   ----------   -----------
TOTAL DISBURSEMENTS                      98,519,611   60,972,958    72,465,946  64,901,653   62,720,965   65,092,860   424,673,993
                                         ==========   ==========   ===========  ==========   ==========   ==========   ===========

22.NET CASH FLOW                         (7,915,980)    (213,165)   (1,057,901)   (580,903)     165,210      754,292    (8,848,448)

23.CASH - END OF MONTH (MOR-2)            1,430,565    1,217,400       159,499    (421,404)    (256,194)     498,098     2,627,964

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01


           MOR-7                         *Applies to Individual debtor's only.


per MOR-7                                       1,430,565.35   1,217,400.33   159,499.29  (421,403.88)  (256,194.38)    498,097.76
per 211 trial balance                           2,156,824.40   1,222,225.02   926,043.98   527,547.60    622,716.13   1,983,218.51
                                                ------------   ------------   ----------  -----------   -----------   ------------
difference                                        726,259.05       4,824.69   766,544.69   948,951.48    878,910.51   1,485,120.75

g/l acct 10123 - not a good account, s/b zero         794.70         794.70       794.70       794.70        794.70         794.70
g/l acct 10131 - account was closed before
                 filing, bal s/b zero               4,029.99       4,029.99     4,029.99     4,029.99      4,029.99       4,029.99
g/l acct 10199 - cash overdraft reclass of
                 outstanding checks               721,434.36           0.00   761,720.00   944,126.79    874,085.82   1,480,296.06
                                                ------------   ------------   ----------  -----------    ----------   ------------
reconciled difference                             726,259.05       4,824.69   766,544.69   948,951.48    878,910.51   1,485,120.75

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11


   OTHER CASH RECEIPTS AND                                                                                               FILING TO
   DISBURSEMENTS:                     8/31/2001(1)      Sep-01        Oct-01       Nov-01       Dec-01       Jan-02        DATE
                                      ------------      ----------   ----------  ----------   -----------  ----------  ------------
6.  OTHER RECEIPTS:

    Interest Income                             --          80,302           --          --            --          --        80,302

    401(k) Plan Refund                          --              --           --          --            --          --            --

    Cobra Insurance Payment                     --              --           --          --            --          --            --

    Miscellaneous                          323,832         156,450    1,147,947     181,336       146,500     100,833     2,056,898

    Royalty Owners Trust Account                --              --           --          --            --          --            --

    Emission Credits                            --              --           --          --            --          --            --

    Account Transfers                   16,952,931       8,360,380   11,197,868   9,047,528    10,348,106   9,120,571    65,027,384

    Intercompany Transfers                      --       1,212,000       90,000   2,905,621       920,573     423,445     5,551,639
                                      ------------      ----------   ----------  ----------   -----------  ----------  ------------
   TOTAL OTHER RECEIPTS                 17,276,763       9,809,132   12,435,815  12,134,485    11,415,178   9,644,850    72,716,223
                                      ============      ==========   ==========  ==========   ===========  ==========  ============
   18. OTHER DISBURSEMENTS:

    Lease Operating Expense                     --              --           --          --            --          --            --

    Workover Expense                            --              --           --          --            --          --            --

    Capital Expenditures                   157,217         352,420      408,428     297,523       558,388   1,491,633     3,265,609

    Revenue & Royalties                         --              --           --          --            --          --            --

    Interest Payment                            --              --       97,161          --            --          --        97,161

    Employee Benefits                    1,716,761       1,923,632    2,430,056   1,259,446     1,276,424   2,711,036    11,317,355

    Severance tax                               --              --           --          --            --          --            --

    Pre-petition checks voided
       in current period                   (30,000)             --           --          --            --          --       (30,000)

    Account Transfers                   16,952,931       8,360,380   11,197,868   9,047,528    10,348,106   9,120,571    65,027,384

    CIT Revolver Payments               51,857,690      24,100,472   24,983,680  21,322,848    22,948,750  23,718,420   168,931,860

    Intercompany Transfers               3,341,640       6,313,582    6,213,918   7,794,248     5,967,667   4,599,352    34,230,407
                                      ------------      ----------   ----------  ----------   -----------  ----------  ------------
TOTAL OTHER DISBURSEMENTS               73,996,239      41,050,486   45,331,111  39,721,594    41,099,335  41,641,012   282,839,777
                                      ============      ==========   ==========  ==========   ===========  ==========  ============



       (1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01

                      MOR-7 ATTACHMENT

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11



  CASH RECEIPTS AND                             Chase             Chase             Chase             Chase              Chase
  DISBURSEMENTS                              00103275427       00101824317       00103316882        103405743       6301810002508
  -----------------                        ---------------   ---------------   ---------------   ---------------   ---------------

  1.  CASH-BEGINNING OF MONTH                           --               100            39,463           556,255          (874,086)
                                           ===============   ===============   ===============   ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                --                --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE                           21,162,357

  4.  LOANS & ADVANCES - CIT REVOLVER                                               31,600,000

  5.  SALE OF ASSETS

  6.  OTHER (attach list)                               --                --           423,445         2,700,000         5,875,370
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL RECEIPTS                                        --        21,162,357        32,023,445         2,700,000         5,875,370
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A               N/A               N/A               N/A
                                           ===============   ===============   ===============   ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                       --                                             1,297,213                --

  8.  PAYROLL TAXES PAID                                                                                 974,973

  9.  SALES, USE & OTHER TAXES PAID                                                     57,123

  10. SECURED/RENTAL/LEASES                                                                                                161,222

  11. UTILITIES                                                                      2,765,343

  12. INSURANCE                                                                        227,969                             500,235

  13. INVENTORY PURCHASES                                                           11,721,051                             155,363

  14. VEHICLE EXPENSES

  15. TRAVEL & ENTERTAINMENT                                                                                                60,079

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                  959,839                             528,111

  17. ADMINISTRATIVE & SELLING                                                         302,120                           2,489,967

  18. OTHER (attach list)                               --        21,162,357        15,479,667                --         1,897,725
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS                   --        21,162,357        31,513,112         2,272,186         5,792,702
                                           ===============   ===============   ===============   ===============   ===============
  19. PROFESSIONAL FEES                                 --                --           497,243                --           688,031

  20. U.S. TRUSTEE FEES                                 --                --                --                --            53,500

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS                                   --        21,162,357        32,010,355         2,272,186         6,534,233
                                           ===============   ===============   ===============   ===============   ===============
  22. NET CASH FLOW                                     --                --            13,090           427,814          (658,864)

  23. CASH - END OF MONTH (MOR-2)                       --               100            52,553           984,069        (1,532,949)


  CASH RECEIPTS AND                             Chase              Chase          Wells Fargo         Bank One           Total
  DISBURSEMENTS                             6301810036508     6301810028508       4496870106          5561833           Debtor
  -----------------                        ---------------   ---------------   ---------------   ---------------   ---------------
  1.  CASH-BEGINNING OF MONTH                           --                --                --            22,073          (256,194)
                                           ===============   ===============   ===============   ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                --                --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE                                                                3,439,945        24,602,303

  4.  LOANS & ADVANCES - CIT REVOLVER                                                                                   31,600,000

  5.  SALE OF ASSETS                                                                                                            --

  6.  OTHER (attach list)                          537,106             8,096                --           100,833         9,644,850
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL RECEIPTS                                   537,106             8,096                --         3,540,779        65,847,152
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A               N/A               N/A               N/A
                                           ===============   ===============   ===============   ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                       --                --                --                --         1,297,213

  8.  PAYROLL TAXES PAID                                                                                                   974,973

  9.  SALES, USE & OTHER TAXES PAID                                                                                         57,123

  10. SECURED/RENTAL/LEASES                                                                                                161,222

  11. UTILITIES                                                                                                          2,765,343

  12. INSURANCE                                                                                                            728,204

  13. INVENTORY PURCHASES                                                                                               11,876,414

  14. VEHICLE EXPENSES                                                                                                          --

  15. TRAVEL & ENTERTAINMENT                                                                                                60,079

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                                                    1,487,951

  17. ADMINISTRATIVE & SELLING                                                                            12,465         2,804,552

  18. OTHER (attach list)                          537,106             8,096                --         2,556,062        41,641,012
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS              537,106             8,096                --         2,568,527        63,854,086
                                           ===============   ===============   ===============   ===============   ===============
  19. PROFESSIONAL FEES                                 --                --                --                --         1,185,274

  20. U.S. TRUSTEE FEES                                 --                --                --                --            53,500

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS                              537,106             8,096                --         2,568,527        65,092,860
                                           ===============   ===============   ===============   ===============   ===============
  22. NET CASH FLOW                                     --                --                --           972,251           754,292

  23. CASH - END OF MONTH (MOR-2)                       --                --                --           994,325           498,098


MOR-7

                     * Applies to Individual debtor's only.

CASE NAME:  STERLING CHEMICALS, INC.               CASE NUMBER:  01-37806-H4-11


OTHER CASH RECEIPTS AND                         Chase          Chase           Chase           Chase           Chase
DISBURSEMENTS:                               00103275427    00101824317     00103316882      103405743     6301810002508
--------------                               -----------    -----------     -----------      ---------     -------------
6.   OTHER RECEIPTS:

     Interest Income

     401(k) Plan Refund

     Cobra Insurance Payment

     Miscellaneous

     Royalty Owners Trust Account

     Emission Credits

     Account Transfers                                                                      2,700,000        5,875,370

     Intercompany Transfers                                                   423,445
                                             -----------   ----------      ----------       ---------        ---------
TOTAL OTHER RECEIPTS                                  --           --         423,445       2,700,000        5,875,370
                                             ===========   ==========      ==========       =========        =========
18.  OTHER DISBURSEMENTS:

     Lease Operating Expense

     Workover Expense

     Capital Expenditures                                                                                    1,491,633

     Revenue & Royalties

     Interest Payment

     Employee Benefits                                                      1,759,743                          406,092

     Severance tax

     Pre-petition checks voided in current period

     Account Transfers                                                      9,120,571

     CIT Revolver Payments                                 21,162,357              --

     Intercompany Transfers                                                 4,599,352
                                             -----------   ----------      ----------       ---------        ---------
TOTAL OTHER DISBURSEMENTS                             --   21,162,357      15,479,667              --        1,897,725
                                             ===========   ==========      ==========       =========        =========

OTHER CASH RECEIPTS AND                        Chase           Chase         Wells Fargo        Bank One        Total
DISBURSEMENTS:                             6301810036508   6301810028508      4496870106         5561833       Debtor
--------------                             -------------   -------------   --------------   ------------   -------------
6.   OTHER RECEIPTS:

     Interest Income                                                                                                --

     401(k) Plan Refund                                                                                             --

     Cobra Insurance Payment                                                                                        --

     Miscellaneous                                                                             100,833         100,833

     Royalty Owners Trust Account                                                                                   --

     Emission Credits                                                                                               --

     Account Transfers                         537,106          8,096                                        9,120,571

     Intercompany Transfers                                                                                    423,445

                                               -------      ---------    ------------       ----------      ----------
TOTAL OTHER RECEIPTS                           537,106          8,096              --          100,833       9,644,850
                                               =======      =========    ============       ==========      ==========

18.  OTHER DISBURSEMENTS:
     Lease Operating Expense                                                                                        --

     Workover Expense                                                                                               --

     Capital Expenditures                                                                                    1,491,633

     Revenue & Royalties                                                                                            --

     Interest Payment                                                                                               --

     Employee Benefits                         537,106          8,096                                        2,711,036

     Severance tax                                                                                                  --

     Pre-petition checks voided in
        current period                                                                                              --

     Account Transfers                                                                                       9,120,571

     CIT Revolver Payments                                                                   2,556,062      23,718,420

     Intercompany Transfers                                                                                  4,599,352
                                               -------      ---------    ------------       ----------      ----------
TOTAL OTHER DISBURSEMENTS                      537,106          8,096              --        2,556,062      41,641,012
                                               =======      =========    ============       ==========      ==========


         MOR-7 ATTACHMENT

CASE NAME:    Sterling Chemicals, Inc.               CASE NUMBER: 01-37806-H4-11



                           CASH ACCOUNT RECONCILIATION
                          MONTH OF          JANUARY 2002
                                  ---------------------------------


                                 Closed
BANK NAME                    Chase Bk of TX      Chase Bk of TX     Chase Bk of TX     Chase Bk of TX     Chase Bk of DE
ACCOUNT NUMBER                 00103275427         00101824317       00103316882        00103405743        6301810036508
--------------
ACCOUNT TYPE                Special Disb Fund       AR Wires        Concentration         Payroll          Contr. Disb.
--------------              ------------------  ---------------    ---------------    ---------------    ---------------
BANK BALANCE                 $            --    $           100    $        52,553    $        95,647    $            --

DEPOSIT IN TRANSIT

OUTSTANDING CHECKS                                                                                            (1,511,688)

OTHER                                                                                         888,422            (21,261)
                             ---------------    ---------------    ---------------    ---------------    ---------------
ADJUSTED BANK BALANCE        $            --    $           100    $        52,553    $       984,069    $    (1,532,949)
                             ===============    ===============    ===============    ===============    ===============
BEGINNING CASH - PER BOOKS   $            --    $           100    $        39,463    $       556,255    $      (874,086)

RECEIPTS                                             21,162,357         31,600,000

TRANSFERS BETWEEN ACCOUNTS                --                           (13,296,478)         2,700,000          5,875,370

(WITHDRAWAL) CONTRIBUTION-

BY INDIVIDUAL DEBTOR MFR-2

CHECKS/OTHER DISBURSEMENTS                --        (21,162,357)       (18,290,432)        (2,272,186)        (6,534,233)
                             ---------------    ---------------    ---------------    ---------------    ---------------
ENDING CASH - PER BOOKS      $            --    $           100    $        52,553    $       984,069    $    (1,532,949)
                             ===============    ===============    ===============    ===============    ===============


BANK NAME                    Chase Bk of Del    Chase Bk of Del      Wells Fargo         Bank One
ACCOUNT NUMBER                6301810036508      6301810028508        4496870106          5561833
--------------
ACCOUNT TYPE                   Sal Ben Disb      Flex Ben Disb      Concentration         Lockbox             TOTAL
--------------               ---------------    ---------------    ---------------    ---------------    ---------------
BANK BALANCE                 $            --    $            --    $            --    $       994,502    $     1,142,802

DEPOSIT IN TRANSIT                                                                                                    --

OUTSTANDING CHECKS                                                                                            (1,511,688)

OTHER                                                                                            (176)           866,985
                             ---------------    ---------------    ---------------    ---------------    ---------------
ADJUSTED BANK BALANCE        $            --    $            --    $            --    $       994,326    $       498,098
                             ===============    ===============    ===============    ===============    ===============
BEGINNING CASH - PER BOOKS   $            --    $            --    $            --    $        22,074    $      (256,195)

RECEIPTS                                                                                    3,540,779         56,303,136

TRANSFERS BETWEEN ACCOUNTS           537,106              8,096                                               (4,175,906)

(WITHDRAWAL) CONTRIBUTION-                                                                                            --

BY INDIVIDUAL DEBTOR MFR-2                                                                                            --

CHECKS/OTHER DISBURSEMENTS          (537,106)            (8,096)                           (2,568,527)       (51,372,937)
                             ---------------    ---------------    ---------------    ---------------    ---------------
ENDING CASH - PER BOOKS      $            --    $            --    $            --    $       994,326    $       498,098
                             ===============    ===============    ===============    ===============    ===============

                MOR-8

CASE NAME:  STERLING CHEMICALS, INC.            CASE NUMBER:     01-37806-H4-11


                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)



                                                                                                                         FILING TO
      INSIDERS: NAME/POSITION/COMP TYPE(2)        8/31/2001(1)  Sep-2001    Oct-2001   Nov-2001   Dec-2001   Jan-2002      DATE
------------------------------------------------  ------------  --------   ----------  ---------  ---------  ---------   ---------
 1. Frank Diassi/Chairman of Board/Salary          $ 46,875     $ 31,250   $   31,250  $  31,250  $  31,250  $      --   $ 171,875
 2. Frank Diassi/Chairman of Board/Bonus                 --       23,438           --         --                            23,438
 3. Frank Diassi/Chairman of Board/Expenses             521        1,741           --         --         --         --       2,262
    Frank Diassi/Chairman of Board/Vacation
    payout                                                                                           45,193                 45,193
 4. David Elkins/President/Salary                    43,750       29,167       29,167     29,167     29,167     29,167     189,585
 5. David Elkins/President/Bonus                         --       21,875           --         --     21,875         --      43,750
 6. David Elkins/President/Expenses                   5,013           35          410         --      2,035      3,378      10,871
    David Elkins/President/Life Insurance                                                                        2,184       2,184
 7. Richard Crump/Exec VP Opers/Salary               37,500       25,000       25,000     25,000     25,000     28,636     166,136
 8. Richard Crump/Exec VP Opers/Bonus                    --       18,750           --         --     18,750      1,875      39,375
 9. Richard Crump/Exec VP Opers/Expense               2,192        2,939          642      2,331        531      4,453      13,088
10. Paul Vanderhoven/VP Finance & CFO/Salary         25,000       16,667       16,667     16,667     16,667     16,667     108,335
11. Paul Vanderhoven/VP Finance & CFO/Bonus              --       10,000           --         --     10,000         --      20,000
12. Paul Vanderhoven/VP Finance & CFO/Expense            --        5,573          974         --      2,199      4,509      13,255
13. Robert Roten/Former Pres & Board Member/SERP      2,328        2,328        2,328      2,328      2,328      2,328      13,968
14. Robert Roten/Former Pres & Board
    Member/Consulting fee                            10,000           --           --         --         --         --      10,000
15. Robert Roten/Former Pres & Board
    Member/BOD fee                                       --           --       17,550         --                15,150      32,700
16. Rolf Towe/Board Member                               --           --       10,150         --                10,850      21,000
17. Hunter Nelson/Board Member                           --           --       13,550         --                11,150      24,700
18. Frank Hevrdejs/Board Member                          --           --       10,750         --                12,250      23,000
                                                   --------     --------   ----------  ---------  ---------  ---------   ---------
TOTAL INSIDERS (MOR-1)                             $173,179     $188,763   $  158,438  $ 106,743  $ 204,995  $ 142,597   $ 974,715
                                                   ========     ========   ==========  =========  =========  =========   =========



       PROFESSIONALS                                                                                                    FILING TO
      NAME/ORDER DATE                            8/31/2001(1)  Sep-2001    Oct-2001   Nov-2001   Dec-2001    Jan-2002       DATE
---------------------------------                ------------  ---------  ----------  ---------  ---------   ---------  -----------
 1. Logan & Company, Inc.                        $         --  $  11,243  $   15,330  $  65,978  $  30,272  $ 9,958.00  $132,781.56
 2. Andrews & Kurth LLP                                    --         --     324,139         --    210,726     139,340      674,206
 3. US Trustee                                             --         --      40,250         --         --      53,500       93,750
 4. Skadden, Arps, Slate, Meagher & Flom LLP               --         --     751,593         --         --     293,229    1,044,822
 5. Akin Gump Strauss                                      --         --     277,168    126,980    231,124          --      635,272
 6. Arthur Andersen                                        --         --          --    134,935     31,792     115,041      281,768
 7. Lazard Freres & Co. LLC                                                             268,613         --          --      268,613
 8. Baker & Botts                                                                       154,797    132,523     111,985      399,305
 9. Groom Law Group                                                                      11,331      4,587      10,078       25,996
10. Nexant, Inc.                                                                         40,250     42,764       8,399       91,413
11. Greenhill & Co.                                                                                            497,243      497,243
                                                 ------------  ---------  ----------  ---------  ---------  ----------  -----------
TOTAL PROFESSIONALS (MOR-1)                      $         --  $  11,243  $1,408,481  $ 802,884  $ 683,788  $1,238,773  $ 4,145,169
                                                 ============  =========  ==========  =========  =========  ==========  ===========


(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.


           MOR-9